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                                                                   Exhibit 10.24


        Neither this Warrant, the shares of Convertible Preferred Stock issuable upon exercise of this Warrant nor the shares of Common Stock that can be purchased upon exercise of the conversion privileges of the Convertible Preferred Stock (the "Conversion Stock") have been registered under the Securities Act of 1933, and may not be sold or otherwise transferred unless a compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Securities Act of 1933.


                     SECURITY ASSOCIATES INTERNATIONAL, INC.
                  CONVERTIBLE PREFERRED STOCK PURCHASE WARRANT
                           EXPIRING DECEMBER 31, 2003


Issued: Effective as of December 31, 1996
No. 1
WARRANTHOLDER:  TJS Partner, L.P.



NAME:     TJS Partners, L.P.
ADDRESS:  52 Vanderbilt Avenue
          5th Floor
          New York, New York 10017

No. of Shares of Convertible Preferred Stock to be issued upon exercise in full:
15,000

        For Value Received, Security Associates International, Inc., a Delaware corporation (the "Corporation"), promises to issue to the holder of this Warrant ("Warrantholder"), its nominees, successors or assigns the nonassessable shares (the "Shares") of the Convertible Preferred Stock (as hereinafter defined), $10.00 par value, of the Corporation at any time from December 31, 1996 to December 31, 2003 (the "Expiration Date") upon the payment by the Warrantholder to the Corporation of the purchase price per share set forth in Section 2.2 hereof (the "Purchase Price") and to deliver to the Warrantholder a certificate or certificates representing the Shares purchased. The Warrants are initially exercisable at a price of $250.00 per share, payable in cash or by check to the order of the Corporation, or any combination of cash or checks, subject to adjustment as provided in Section 2.2 below. The Warrantholder shall have the right to exercise this Warrant in whole or in part at any time or times on or prior to the Expiration Date. Subject to the conditions hereinafter set forth, the Warrantholder may sell, assign and transfer this Warrant, in whole or in part, and, in the event of any such sale, assignment and transfer, the

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Corporation agrees to reissue a Warrant or Warrants of like tenor for the unexercised portion hereof. The number of Shares purchasable upon exercise of this Warrant and the Purchase Price per Share shall be subject to adjustment from time to time as set forth herein.

1. Covenants of the Corporation. The Corporation will at all times reserve and keep available out of its authorized shares of Convertible Preferred Stock and Common Stock or its treasury shares, solely for the purpose of issuance upon the exercise of this Warrant as herein provided and of the conversion privileges of the Convertible Preferred Stock, such number of shares of Convertible Preferred Stock and Common Stock as shall then be issuable upon the exercise of this Warrant and the conversion privileges of the Convertible Preferred Stock, respectively. The Corporation covenants that all shares of Convertible Stock and Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof. The Corporation will take all such action as may be necessary to assure that all such shares of Convertible Preferred Stock and Common Stock may be so issued without violation of any applicable requirements of any federal or state securities laws. The Corporation will not take any corporate action which would result in any adjustment of the Purchase Price as provided below if by virtue of such adjustment the total number of shares of Convertible Preferred Stock or Common Stock issuable after such action upon exercise of this Warrant or the conversion privileges of the Convertible Preferred Stock would exceed the total number of shares of Convertible Preferred Stock or Common Stock then authorized by the Corporation's Certificate of Incorporation. No corporate action may be taken which would have the effect of terminating or restricting the exercise of this Warrant except with the written consent of the holder of this Warrant.

2.      Exercise of Warrant.

        2.1 Dividends. No payment or adjustment shall be made upon any exercise of this Warrant on account of any previous cash dividends.

        2.2 Purchase Price. The Purchase Price shall be $250.00 per share or, in case an adjustment of such price has taken place pursuant to the provisions of this paragraph 2, then the Purchase Price shall be the price as last adjusted and in effect at the date this Warrant (or any part hereof) is surrendered for exercise.

        2.3 Adjustment of Purchase Price. Upon each adjustment of the Purchase Price, the Warrantholder shall thereafter be entitled to purchase at the adjusted Purchase Price, the number of shares of Convertible Preferred Stock obtained by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares of Convertible Preferred Stock purchasable immediately prior to such adjustment and dividing the product by the Purchase Price as adjusted. No adjustment of the Purchase Price shall be made in an amount less than $.01 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.01 per share or more.


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        2.4     Subdivision or Combination of Stock.

                (a) In case the Corporation shall at any time subdivide its outstanding shares of Convertible Preferred Stock into a greater number of shares or declare a dividend or make any other distribution upon the Convertible Preferred Stock of the Corporation payable in Convertible Preferred Stock, the Purchase Price in effect immediately prior to such subdivision, dividend or distribution shall be proportionately reduced, and conversely, in case the outstanding shares of Convertible Preferred Stock of the Corporation shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased.

                (b) Record Date. In case the Corporation shall take a record of the holders of its Convertible Preferred Stock for the purpose of entitling them to receive a dividend or other distribution payable in Convertible Preferred Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Convertible Preferred Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution, as the case may be.

        2.5     Reorganization, Reclassification, Consolidation, Merger or Sale.

                (a) Any capital reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Corporation's assets to another person or entity which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "ORGANIC CHANGE." Prior to the consummation of any Organic Change, the Corporation will make appropriate provisions to insure that each holder of Warrants will thereafter have the right to acquire and receive such shares of stock, securities or assets as such holder would have received if such holder had exercised this Warrant and converted the Convertible Preferred Stock immediately prior to such Organic Change. In any such Organic Change, the Corporation will make appropriate provisions to insure that the provisions of this Section 2.5 will thereafter be applicable as nearly as may be to the Warrants. The Corporation will not effect any consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation resulting from consolidation or merger or the corporation purchasing such assets assumes the obligation to deliver to such holder of Warrants such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                (b) If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock of the Corporation, the Corporation shall not effect any consolidation, merger or sale with the person having made such offer or with any affiliate of such person, unless prior to the consummation of such consolidation, merger or


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sale the holder hereof shall have been given a reasonable opportunity to then elect to receive, upon exercise of this Warrant and exercise of the conversion privileges of the Convertible Preferred Stock, either the stock, securities or assets then issuable with respect to the Common Stock of the Corporation or the stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer.

        2.6 Notice of Adjustment. Upon any adjustment of the Purchase Price, then and in each such case the Corporation shall give written notice thereof to the Warrantholder, which notice shall state the Purchase Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

        2.7     Other Notices. In case at any time:

                (a) the Corporation shall offer for subscription pro rata to the holders of its Convertible Preferred Stock or Common Stock any additional shares of stock of any class or other rights;

                (b) the Corporation shall offer for subscription pro rata to the holders of its Convertible Preferred Stock or Common Stock any additional shares of stock of any class or other rights;

                (c) there shall be any capital reorganization, or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with, or sale of all or substantially all of its assets to, another corporation; or

                (d) there shall be a voluntary dissolution, liquidation or winding up of the Corporation; then, in any one or more of said cases, the Corporation shall give to the Warrantholder, (i) at least 20 days prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up ,at least 20 days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Convertible Preferred Stock or Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Convertible Preferred Stock or Common Stock shall


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be entitled to exchange their Convertible Preferred Stock or Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

        2.8     Redemption. Intentionally omitted.

        2.9 Definitions of Convertible Preferred Stock and Common Stock. As used in this Paragraph 2, the term "Convertible Preferred Stock" shall mean the Corporation's Convertible Preferred Stock, $10.00 par value, having the designations, rights , preferences and limitations set forth in the Certificate of Designations, Preferences, Rights and Limitations of Convertible Preferred Stock, attached hereto as Exhibit "A", and "Common Stock" shall mean the Corporation's Common Stock, $.001 par value, of any class as constituted on the effective date hereof, and shall also include any capital stock of any class of the Corporation (other than the Convertible Preferred Stock) thereafter authorized which shall not be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

        2.10 Issue Tax. The issuance of certificates for shares of Convertible Preferred Stock upon exercise of this Warrant shall be made without charge to the holder hereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of this Warrant.

        2.11 Closing of Books. The Corporation will not close its books against the transfer of any shares of Convertible Preferred Stock issued or issuable upon the exercise of this Warrant.

        2.12 Transferability and Registration Under Securities Act. The provisions of the Common Stock Subscription and Purchase Agreement dated September 5, 1996 entered into by the Corporation in connection with the initial issuance of Common Stock to TJS Partners, L.P., a New York limited partnership pertaining to the transferability and the rights to registration of the Common Stock purchased pursuant to that agreement under the Securities Act of 1933, as amended, are hereby incorporated herein by reference and made a part hereof and shall be deemed to apply to the transferability of this Warrant (and any shares of Convertible Preferred Stock and Common Stock or other securities acquired upon exercise hereof and thereof ) and to the registration of the shares of Common Stock (or other securities) which the Warrantholder may acquire upon exercise of the Convertible Preferred Stock.

        2.13 Notice. Any notice or other document required or permitted to be given or delivered to the Warrantholder(s) and holder(s) of shares issued upon exercise of this Warrant or the Convertible Preferred Stock shall be sent by certified or registered mail, return receipt requested, to the Warrantholder at the address now shown on this Warrant or at such other address as the holder(s) shall


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furnish to the Corporation in writing. Any notice or other document required or permitted to be given or delivered to the Corporation at 2001 South Arlington Heights Road, Arlington Heights, Illinois 60005 or such other address as shall have been furnished to the Warrantholder(s) and holder(s) of Shares by the Corporation.

        2.14 Exercise of Warrant. In order to exercise this Warrant, the Warrantholder shall deliver to the Corporation (i) a written notice of such holder's election to exercise this Warrant specifying the number of shares of Convertible Preferred Stock to be purchased, and (ii) payment in cash or by check of the per share Purchase Price multiplied by the number of shares purchased. By acceptance of this Warrant the Warrantholder represents and warrants to the Corporation that, unless a registration statement is in effect with respect to the Shares, the Warrantholder shall acquire the Shares for its own account and not with a view to the distribution thereof. Upon receipt of written notice, the Corporation shall within ten (10) business days execute or cause to be executed and delivered to such holder a certificate or certificates representing the aggregate number of Shares purchased. If this Warrant shall have been exercised only in part, the Corporation shall also deliver a new Warrant of like tenor evidencing the rights of such holder to purchase the remaining Shares called for by this Warrant.

        2.15 Limitation on Exercise of Warrant. The holder of this Warrant agrees that if any exercise of this Warrant would result in a significant diminution of the ability of the Corporation to advantageously utilize its net operating loss carryforwards ("NOLS") for federal income tax purposes, in the judgment of the Corporation's certified public accountants, its right to exercise this Warrant will be limited to the right to purchase the maximum number of Shares that can be purchased without the Corporation losing its ability to utilize its NOLS. The Corporation shall promptly notify the holder of this Warrant in writing of any determination by its certified public accountants that all or part of any remaining portion of this Warrant may be exercised without jeopardizing SAI's ability to use its NOLS. The time period for the exercise of any portion of this Warrant (or any part thereof) the exercise of which was previously prohibited pursuant to the provisions of this Section shall be extended for a period of sixty (60) days following the receipt of written notice from SAI that the conditions that gave rise to the prohibition on exercise no longer apply.


        2.16 Limitation of Liability. No provisions hereof, in the absence of affirmative action by the Warrantholder to purchase Shares hereunder, and no mere enumeration herein of the rights or privileges of the Warrantholder shall give rise to any liability of such holder for the Purchase Price or as a shareholder of the Corporation (whether such liability is asserted by the Corporation or creditors of the Corporation).


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        IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its President or a Vice President, thereunto duly authorized, the execution hereof to be attested by its Secretary or an Assistant Secretary; and the affixing of its corporate seal effective as of the 31st day of December, 1996.

                                         SECURITY ASSOCIATES INTERNATIONAL, INC.

ATTEST:



By: /s/ Stephen Rubin                    By: /s/ James S. Brannen
   -----------------------------            ------------------------
    Secretary                                President


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                         [FORM OF ELECTION TO PURCHASE]


        The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ______ Shares and herewith tenders in payment for such Shares cash or a check or a wire transfer of funds payable to the order of Security Associates International, Inc. in the amount of $______________, all in accordance with the terms hereof. The undersigned requests that a certificate for such Shares be registered in the name of ____________________, whose address is_______________________________________
_______________________, and that such Certificate be delivered to
__________________________, whose address is ______________________________.

Dated:                          Signature:____________________

                                (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


                    -----------------------------------------

                    ----------------------------------------
                        (Insert Social Security or Other
                          Identifying Number of Holder)

s
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                              [FORM OF ASSIGNMENT]

             [To be executed by the registered holder if such holder
                  desires to transfer the Warrant Certificate.)


        FOR VALUE RECEIVED _______________________________ hereby sells, assigns and transfers unto ___________________________________________________________
___________________________________(Please print name and address of transferee) this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________________, Attorney, to transfer the Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:                          Signature:____________________

                                (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


-----------------------------------------

-----------------------------------------
(Insert Social Security or Other
Identifying Number of Assignee)


Neither this Warrant, the shares of Convertible Preferred Stock issuable upon exercise of this Warrant nor the shares of Common Stock that can be purchased upon exercise of the conversion privileges of the Convertible Preferred Stock (the "Conversion Stock") have been registered under the Securities Act of 1933, and may not be sold or otherwise transferred unless a compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Securities Act of 1933.


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